--------------------------------------------------------------------------------

Managed
HIGH INCOME

PORTFOLIO INC.

            --------------------------------------------------------

                                [GRAPHIC OMITTED]

            --------------------------------------------------------

                                                                          Annual

                                                                          Report

                                                               February 28, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               Managed
                                                               HIGH INCOME
                                                            PORTFOLIO INC.

LETTER TO
SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

      Enclosed is the annual report for Managed High Income Portfolio Inc. ("Fund") for the year ended February 28, 2002. During the past 12 months, the Fund paid dividends totaling $0.86 per share ($0.82 of dividends derived from income and $0.04 from return of capital), a decrease of $0.12 from the $0.98 dividend paid during the previous fiscal year. This decline in dividends, implemented in a series of four steps over the course of the past fiscal year, was the result of a combination of factors. The most significant of these factors was the Fund's attempt to assume a more defensive portfolio posture throughout 2001. It was, in effect, a move to "higher ground" amid the storm of a worsening economic environment, declining interest rates, and continued deterioration in the overall credit quality of the high-yield market.

      One of these defensive moves, in light of the worsening economic environment, was the deliberate attempt to re-focus the portfolio on higher-rated though lower-yielding credits. This continued focus on quality was somewhat obscured by the ongoing deterioration of high-yield credits. It could be likened to standing on shifting sand as the wave sweeps back into the ocean. As the Fund added higher rated issues to the portfolio, it also experienced some credit deterioration on existing holdings. While comfortable with the portfolio's current rating allocations, the progress on upgrading credit quality was slower than originally anticipated.

      Interest rates also impacted the earning ability of the Fund's portfolio. Under normal circumstances, the interest rate cuts to the federal funds rate (an important benchmark for short-term interest rates) would not have had a great impact on the Fund. However, the portfolio averaged higher cash positions than ordinarily as the ongoing process of repositioning the holdings out of deteriorating issues and sectors continued. Given the extremely low short-term interest rates in the second half of 2001, the higher cash positions hindered the earnings rate of the Fund.

      The cumulative impact of these factors culminated in a reduced earnings rate for the portfolio and therefore reduced dividends paid by the Fund, and also impacted its total return performance for the year. The table below details the annualized distribution rate and the 12-month total return for the Fund based on its February 28, 2002 net asset value ("NAV") and the New York Stock Exchange ("NYSE") closing price.(1)

           Price             Annualized                 12-Month
         Per Share        Distribution Rate(2)       Total Return(2)
        ------------      --------------------       ---------------
        $6.84 (NAV)              11.05%                  (13.32)%
        $7.08 (NYSE)             10.68%                  (11.87)%

      The Fund returned negative 13.32% based on NAV for the 12 months ended February 28, 2002. In comparison, the Fund's Lipper Inc. ("Lipper")(3) peer group of high current yield funds returned negative 18.41% based on NAV for the same period.

Market Summary(4)

      During February 2002, the high-yield market sold off along with the decline in the equity market after having advanced strongly in the fourth quarter of 2001. During February, the high-yield market fell approximately 0.75%, with price declines more than offsetting coupon income. The high-yield market began to trade erratically in January and early February, with investors increasingly concerned over the strength and durability of the fledgling economic recovery. The equity market also encountered increased volatility and traded lower in the latter part of January and the entire month of February.

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market
      (NYSE) price as determined by supply of and demand for the Fund's shares.
(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. This annualized distribution rate assumes a current monthly income dividend rate of $0.063 for 12 months. This rate is as of March 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.
(3) Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the year ended February 28, 2002, calculated among seven funds in the high current yield (closed end) funds category with reinvestment of dividends and capital gains, excluding sales charges.
(4) Please note that the statistical performance information that appears in the following section of this report is compiled by Smith Barney Fund Management LLC internal research. It is not intended to be used as a forecast of future events, a guarantee of future results or investment advice.

      For the past 12 months, the high-yield market has generated moderately negative total returns, driven by average price declines of around 13-15% offset by 11-12% interest income. We were more negatively impacted by our higher than average exposure to the telecommunications sector, especially in the first half of 2001. This overweight in telecommunications clearly cost us relative performance in 2001. By the end of the third quarter of last year, we had aggressively repositioned the Fund by sharply reducing our telecommunications exposure and by adding to a broad cross-section of industries poised to benefit from improving economic trends. Our fourth-quarter total-return performance, which exceeded 5%, clearly reflected our more balanced position.

      In response to the weak economic trends that persisted in the latter part of last year, the U.S. Federal Reserve Board ("Fed") continued to reduce short-term interest rates further in the fourth quarter by another 125 basis points(5), or 1.25%, to 1.75%. Short-term interest rates have not been this low since the early 1960s. It appears that given the modest improvement in the economy at the end of last year and so far in the first quarter of 2002, the Fed has moved to a neutral stance and has decided not to lower short-term interest rates any further for now. It appears that the war against the terrorists in Afghanistan is succeeding, which is helping to stabilize consumer sentiment. Retail-sales trends have been surprisingly resilient in the face of extreme adversity over the past four months. It remains to be seen whether the consumer will continue to fuel retail sales, especially in the face of continued economic uncertainty.

      After falling precipitously in September, the U.S. equity market recovered most of its losses before entering into another downdraft in early 2002. Investors continue to question the strength and durability of the budding economic recovery. There is continued debate over whether the current recovery will strengthen or whether a renewed downturn may occur sometime this year. Many individuals and corporations are still carrying heavy debt loads and have not had time to pay off enough debt. This puts the economy on a weak footing since there is not enough pent-up demand on either the consumer or corporate level. While businesses have reduced inventories to manageable levels, they may be less inclined to rebuild inventories if consumer demand were to stagnate. In addition, another potential terrorist event would further destabilize consumer and business confidence. Consequently, we are not expecting a dramatic improvement in corporate profits and overall economic growth, but a more gradual recovery that will take several quarters to become established. Nevertheless, any recovery would be positive for the high-yield market.

----------
(5)   A basis point is 0.01%, or one one-hundredth of a percent.

      During the fourth quarter of 2001, as the prospects for an economic recovery improved for 2002, investors began to sell out of U.S. Treasury notes and bonds. As a result, Treasury security prices declined by 3 - 6%, depending on maturity, with yields on intermediate and long-term Treasuries moving back up to the low 5% range from the low 4% range at the end of September. In anticipation of a gradually improving economy in 2002, investors began to increase their exposure to a broad cross-section of the more cyclical high-yield basic material, industrial and consumer-cyclical bonds. As a result, we began to see stronger performance from these more cyclical sectors in the fourth quarter of 2001 and so far in 2002. The best performing sectors have included consumer cyclical and non-cyclicals, as well as media and technology. Over the past 12 months, the best performing sectors have been consumer cyclical and non-cyclicals, capital goods manufacturing, and basic materials, with transportation, utilities and telecommunications issues dramatically underperforming. The performance differential between these sectors for the past 12 months was more than 50%, with the better performing sectors generating total returns in the 10 - 20% range and the worst performing sectors generating total returns in the negative 25 to negative 50% range.

      The high-yield market is still trading at recessionary valuations, with yield spreads(6) over U.S. Treasuries exceeding 800 basis points. Yield spreads peaked in the month of September at 1,000 basis points above Treasuries. These are levels that we approached in the last recession in 1990. Cumulative 12-month default rates have now risen to around 11% and should be nearing a peak in the next three months. We believe the overall market is already discounting this higher default rate into current valuation levels. Consequently, we believe the high-yield market, on a longer term basis, offers attractive value at current levels.

Portfolio Strategy

      In the second half of 2001, we shifted our investment strategy to an increasingly more defensive credit posture. We accomplished this repositioning in several ways. We cut our exposure to lower rated issues and added higher rated issues with credit ratings of BB/Ba and higher. This focused strategy on portfolio credit quality enabled us to avoid almost all of the defaults occurring in the high-yield market. This strategy has been somewhat undermined by a continued credit deterioration of many companies in an extremely difficult economic environment. As indicated above, we slashed our telecommunications

----------
(6) Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

positions that were vulnerable to further deterioration. At the same time, we continued to underweight the more cyclical industries and became increasingly more selective in our investment additions to the portfolios, emphasizing the better quality and more defensive companies in healthcare, cable TV, media, operating utilities and regional gaming. The net result of this near-term cautious strategy was a build-up of cash in the Fund, which peaked at around 15% of total assets in September. In the short term, this strategy cost us current income because the higher quality issues and cash generated a lower amount of income.

      We are now repositioning the portfolios in a broad cross-section of better quality industrial and consumer bonds that are providing generous yield premiums over other fixed-income securities such as U.S. Treasuries and federal agencies. Our goal is to be well diversified across a number of economically sensitive sectors to take advantage of an eventual economic recovery in 2002. We have continued to re-deploy cash back into the high-yield market gradually, adding to some of the better quality BB and higher rated issues in economically sensitive sectors such as lodging, transportation, basic industries, general industrial and consumer cyclicals. We will continue to re-deploy cash back into the market through the first quarter of 2002 in anticipation of improving economic trends. Our current cash position ranges between 4% and 5%. Our goal is to be fully invested. As we continue to reinvest cash back into the market, we should be well positioned for a continued recovery in high-yield bond prices in 2002. As we develop more confidence in the 2002 economic outlook, we will look to pick up additional yield by increasing our exposure to middle-quality single-B issues in some of the more economically sensitive sectors.

Outlook

      In summary, we remain confident the high-yield market is finally reaching a meaningful bottom after several false starts and will gradually recover over the next two to three years. We remain focused on generating upside price performance after three difficult years and will continue to position the Fund in bonds that have the most upside price potential. These tend to be the deeper discount issues of the better quality companies. We strongly believe that, despite the near-term difficulties and challenges, we can generate improving performance over time given our current strategy.

      Thank you for your continued confidence in our investment approach.

Sincerely,


/s/ Health B. McLendon              /s/ John C. Bianchi


Heath B. McLendon                   John C. Bianchi, CFA
Chairman                            Vice President and
                                    Investment Officer

March 18, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 8 through 24 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of February 28, 2002 and the composition of the Fund's holdings is subject to change.

Special Shareholder Notice

      The Fund's Board of Directors recently approved certain changes to the Fund's management policies in connection with Rule 35d-1 under the Investment Company Act of 1940. Under normal conditions, the Fund will invest at least 80% of its assets in high-yielding corporate bonds, debentures and notes. Previously, the Fund's management policies stated that the Fund would invest at least 65% of its assets in such securities. However, please note that this change in policy is not expected to affect the Fund's management, as it has always been at least 80% invested in high-yield bonds.

      Also, the Fund may now invest up to 20% of its assets in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights (the former limit was 35%). In addition, the Fund has adopted a policy to provide the stockholders of the Fund with at least 60 days, prior notice of any changes to the investment policy adopted if such notice is required by rule 35d-1.

--------------------------------------------------------------------------------
Take Advantage of the Fund's Dividend Reinvestment Plan!

      Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

      As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund's Plan begins on page 40. Below is a short summary of how the Plan works.

Plan Summary

      If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

      The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

      If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Purchasing Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

      If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

      To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2002

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 95.9%
----------------------------------------------------------------------------------------------------
Aerospace and Defense -- 0.4%
                            BE Aerospace, Sr. Sub. Notes:
       830,000       B        8.000% due 3/1/08 ...................................     $    726,250
       575,000       B        8.875% due 5/1/11 ...................................          503,125
----------------------------------------------------------------------------------------------------
                                                                                           1,229,375
----------------------------------------------------------------------------------------------------
Agriculture -- 0.4%
       315,000       BB     Dimon Inc., Company Guaranteed,
                              9.625% due 10/15/11 .................................          332,325
       840,000       BB     Standard Commercial Tobacco, Company
                              Guaranteed, 8.875% due 8/1/05 .......................          873,600
----------------------------------------------------------------------------------------------------
                                                                                           1,205,925
----------------------------------------------------------------------------------------------------
Airlines -- 2.6%
     1,260,000       B      Air Canada, Sr. Notes, 10.250% due 3/15/11 ............          812,700
                            Continental Airlines Inc., Pass-Through
                              Certificates:
       940,000       BBB         7.434% due 9/15/04 ...............................          881,076
       406,513       BBB         8.312% due 4/2/11 ................................          359,197
       581,060       BBB+        7.033% due 6/15/11 ...............................          522,179
       781,083       A           6.900% due 1/2/17 ................................          707,357
       216,413       A           6.748% due 3/17/17 ...............................          195,304
       509,392       AA-         6.703% due 6/15/21 ...............................          483,472
       975,000       B-     Dunlop Standard Aerospace, Sr. Notes,
                              11.875% due 5/15/09 .................................          979,875
       572,718       A-     U.S. Airways Group, Inc., Tranche A,
                              Secured Notes, 8.360% due 1/20/19 ...................          521,735
                            United Air Lines, Inc., Pass-Through Certificates:
       630,000       BBB-     6.831% due 9/1/08 ...................................          467,449
     1,443,359       A-       7.811% due 10/1/09 ..................................        1,181,396
       588,116       BBB+     8.030% due 7/1/11 ...................................          464,950
       275,000       A-       6.932% due 9/1/11 ...................................          200,225
----------------------------------------------------------------------------------------------------
                                                                                           7,776,915
----------------------------------------------------------------------------------------------------
Apparel -- 1.0%
                            Levi Straus & Co.:
       365,000       BB-      Notes, 7.000% due 11/1/06 ...........................          313,900
       525,000       BB-      Sr. Notes, 11.625% due 1/15/08 ......................          526,313


8                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2002 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Apparel -- 1.0% (continued)
       765,000       BBB-   Tommy Hilfiger USA Inc., Company Guaranteed,
                              6.500% due 6/1/03 ...................................     $    759,534
       550,000       B-     Tropical Sportswear International Corp.,
                              Company Guaranteed, 11.000% due 6/15/08 .............          554,125
       720,000       B-     William Carter Co., Company Guaranteed,
                              10.875% due 8/15/11 .................................          761,400
----------------------------------------------------------------------------------------------------
                                                                                           2,915,272
----------------------------------------------------------------------------------------------------
Auto Manufacturing -- 0.2%
       625,000       BB+    Navistar International Corp., Company
                              Guaranteed, 9.375% due 6/1/06 .......................          653,125
----------------------------------------------------------------------------------------------------
Auto Parts and Equipment -- 1.0%
       335,000       B-     Advance Stores Co. Inc., Company Guaranteed,
                              10.250% due 4/15/08 .................................          354,263
                            Collins & Aikman Products Co.:
       315,000       B        Company Guaranteed, 11.500% due 4/15/06 .............          274,050
       930,000       B        Sr. Notes, 10.750% due 12/31/11 .....................          895,125
     1,020,000       BBB    Cooper Tire & Rubber Co., Notes,
                              7.625% due 3/15/27 ..................................          923,819
       625,000       BB     Dana Corp., Notes, 6.500% due 3/1/09 ..................          519,263
----------------------------------------------------------------------------------------------------
                                                                                           2,966,520
----------------------------------------------------------------------------------------------------
Beverages -- 0.3%
     1,050,000       B+     Cott Beverage Inc., Company Guaranteed,
                              8.000% due 12/15/11 .................................        1,077,563
----------------------------------------------------------------------------------------------------
Building Materials -- 0.9%
       990,000       B      Amatek Industries Property Ltd., Sr. Sub. Notes,
                              12.000% due 2/15/08 .................................          905,850
     1,030,000       B-     Nortek Inc., Sr. Sub. Notes,
                              9.875% due 6/15/11 ..................................        1,055,750
     1,100,000       B-     Oglebay Norton Co., Sr. Sub. Notes,
                              10.000% due 2/1/09 ..................................          808,500
----------------------------------------------------------------------------------------------------
                                                                                           2,770,100
----------------------------------------------------------------------------------------------------
Chemicals -- 4.9%
       615,000       B+     Airgas Inc., Company Guaranteed,
                              9.125% due 10/1/11 ..................................          648,825
       545,000       B      Applied Extrusion, Company Guaranteed,
                              10.750% due 7/1/11 ..................................          574,975


                       See Notes to Financial Statements.                      9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2002 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Chemicals -- 4.9% (continued)
     1,270,000       B-     Avecia Group PLC, Company Guaranteed,
                              11.000% due 7/1/09 ..................................     $  1,314,450
    13,645,000       B-     Huntsman ICI Holdings LLC, Sr. Discount Notes,
                              zero coupon due 12/31/09 ............................        3,291,856
     2,590,000       BB     IMC Global Inc., Company Guaranteed,
                              11.250% due 6/1/11 ..................................        2,823,100
                            ISP Holdings Inc.:
     1,035,000       BB-      Company Guaranteed, 10.250% due 7/1/11 ..............        1,086,750
     1,035,000       B+       Secured Notes, 10.625% due 12/15/09 .................        1,063,463
       935,000       BB-      Sr. Sub. Notes, 10.250% due 7/1/11 ..................          981,750
     1,545,000(EUR)  B+     Messer Grieshiem Holdings AG, Sr. Notes,
                              10.375% due 6/1/11 ..................................        1,429,048
       620,000       B+     OM Group Inc., Sr. Sub. Notes,
                              9.250% due 12/15/11 .................................          643,250
     1,160,000       B      Texas Petrochemical Corp., Sr. Sub. Notes,
                              11.125% due 7/1/06 ..................................          951,200
----------------------------------------------------------------------------------------------------
                                                                                          14,808,667
----------------------------------------------------------------------------------------------------
Coal -- 0.4%
     1,070,000       BB     Luscar Coal Ltd., Sr. Notes,
                              9.750% due 10/15/11 .................................        1,140,888
----------------------------------------------------------------------------------------------------
Commercial Services -- 5.1%
     1,205,000       BBB-   Avis Group Holdings, Inc., Sr. Sub. Notes,
                              11.000% due 5/1/09 ..................................        1,307,425
       825,000       B      Coinmach Corp., Sr. Notes,
                              9.000% due 2/1/10 ...................................          858,000
     1,185,000       B      Medaphis Corp., Company Guaranteed,
                              9.500% due 2/15/05 ..................................        1,107,975
     2,255,000       B-     Outsourcing Solutions Inc., Sr. Sub. Notes,
                              11.000% due 11/1/06 .................................        1,905,475
     3,630,000       BB-    Quebecor Media, Sr. Notes,
                              11.125% due 7/15/11 (b) .............................        3,920,400
                            Service Corp. International:
     1,235,000       BB-      Debentures, 7.875% due 2/1/13 .......................        1,108,413
                              Notes:
       820,000       BB-         6.875% due 10/1/07 ...............................          738,000
     1,030,000       BB-         6.500% due 3/15/08 ...............................          901,250


10                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2002 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Commercial Services -- 5.1% (continued)
     1,135,000       B+     Stewart Enterprises, Company Guaranteed,
                              10.750% due 7/1/08 ..................................     $  1,245,663
     1,975,000       BB     United Rentals Inc., Company Guaranteed,
                              10.750% due 4/15/08 .................................        2,162,625
----------------------------------------------------------------------------------------------------
                                                                                          15,255,226
----------------------------------------------------------------------------------------------------
Cosmetics and Personal Care -- 0.3%
     1,040,000       B-     Revlon Consumer Products, Sr. Notes,
                              12.000% due 12/1/05 .................................        1,019,200
----------------------------------------------------------------------------------------------------
Diversified Financial Services -- 6.7%
     6,296,588       BB     Airplanes Pass-Through Trust, Company
                              Guaranteed, 10.875% due 3/15/12 .....................        1,322,283
       520,000       B+     American Achievement Corp., Sr. Notes,
                              11.625% due 1/1/07 ..................................          533,000
     7,307,000       NR     Finova Group Inc., Notes,
                              7.500% due 11/15/09 .................................        2,630,520
     1,040,000       CCC+   Hanger Orthopedic Group, Sr. Sub. Notes,
                              11.250% due 6/15/09 .................................        1,029,600
     1,850,000       B      Hollinger Participation Trust, Sr. Notes,
                              12.125% due 11/15/10 ................................        1,674,250
     1,385,000       B-     Intertek Finance PLC, Company Guaranteed,
                              10.250% due 11/1/06 .................................        1,391,925
     1,075,000       BB-    Meditrust, Notes, 7.114% due 8/15/04 ..................        1,048,125
     2,350,000       B+     Orion Power Holdings Inc., Sr. Notes,
                              12.000% due 5/1/10 ..................................        2,655,500
     3,565,000       B      Stone Container Finance, Company Guaranteed,
                              11.500% due 8/15/06 .................................        3,903,675
     2,080,000       NR     Terra Capital Inc., Sr. Notes,
                              12.875% due 10/15/08 (b) ............................        2,132,000
     1,640,000       B-     Williams Scotsman Inc., Company Guaranteed,
                              9.875% due 6/1/07 ...................................        1,631,800
----------------------------------------------------------------------------------------------------
                                                                                          19,952,678
----------------------------------------------------------------------------------------------------
Electric -- 4.1%
                            AES Corp.:
     1,040,000       BB       Sr. Notes, 8.750% due 12/15/02 ......................          904,800
     3,140,000       B+       Sr. Sub. Notes, 10.250% due 7/15/06 .................        1,397,300
     1,545,000       BB+    Avista Corp., Sr. Notes, 9.750% due 6/1/08 ............        1,631,461


                       See Notes to Financial Statements.                     11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2002 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Electric -- 4.1% (continued)
     2,160,000       BB+    Calpine Canada Energy Finance, Company
                              Guaranteed, 8.500% due 5/1/08 .......................     $  1,556,915
                            Calpine Corp., Sr. Notes:
       210,000       BB+      10.500% due 5/15/06 .................................          171,184
       525,000       BB+      8.750% due 7/15/07 ..................................          376,329
     3,975,000       BB+      8.625% due 8/15/10 ..................................        2,814,630
                            CMS Energy Corp., Sr. Notes:
       675,000       BB       7.625% due 11/15/04 .................................          661,977
       650,000       BB       9.875% due 10/15/07 .................................          673,613
     2,055,000       BB-    Mission Energy Holding Co., Secured Notes,
                              13.500% due 7/15/08 .................................        2,085,825
----------------------------------------------------------------------------------------------------
                                                                                          12,274,034
----------------------------------------------------------------------------------------------------
Electrical Components and Equipment -- 0.3%
       730,000       B-     UCAR Finance Inc., Company Guaranteed,
                              10.250% due 2/15/12 .................................          753,725
----------------------------------------------------------------------------------------------------
Electronics -- 1.7%
     1,145,000       BBB    Arrow Electronics Inc., Debentures,
                              6.875% due 6/1/18 ...................................          882,496
     1,545,000       BB-    Celestica Inc., zero coupon due 8/1/20 ................          656,625
       970,000       BB-    Celestica International Inc., Sr. Sub. Notes,
                              10.500% due 12/31/06 ................................        1,033,050
     2,400,000       BB-    Sanmina Corp., zero coupon due 9/12/20 ................          876,000
     1,040,000       BB+    Solectron Corp., zero coupon due 5/8/20 ...............          587,600
     1,240,000       BBB-   Thomas & Betts Corp., Notes,
                              6.625% due 5/7/08 ...................................        1,087,269
----------------------------------------------------------------------------------------------------
                                                                                           5,123,040
----------------------------------------------------------------------------------------------------
Engineering and Construction -- 1.1%
     2,180,000       B+     Foster Wheeler LLC, Notes,
                              6.750% due 11/15/05 .................................        1,318,900
     1,830,000       B+     URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09 .........        1,873,463
----------------------------------------------------------------------------------------------------
                                                                                           3,192,363
----------------------------------------------------------------------------------------------------
Entertainment -- 4.5%
       820,000       B-     Alliance Gaming Corp., Company Guaranteed,
                              10.000% due 8/1/07 ..................................          867,150
                            AMC Entertainment Inc., Sr. Sub. Notes:
     1,605,000       CCC      9.500% due 3/15/09 ..................................        1,516,725
       715,000       CCC      9.500% due 2/1/11 ...................................          672,100


12                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2002 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Entertainment -- 4.5% (continued)
       515,000       B+     Argosy Gaming Co., Sr. Sub. Notes,
                              9.000% due 9/1/11 ...................................     $    549,763
     3,955,000       B+     Intrawest Corp., Sr. Notes,
                              10.500% due 2/1/10 ..................................        4,113,200
     1,035,000       B-     Penn National Gaming Inc., Company
                              Guaranteed, 8.875% due 3/15/10 ......................        1,016,888
     3,695,000       B      Six Flags Inc., Sr. Discount Notes,
                              10.000% due 4/1/08 ..................................        3,454,825
     1,255,000       B      Vail Resorts Inc., Sr. Sub. Notes,
                              8.750% due 5/15/09 ..................................        1,280,100
----------------------------------------------------------------------------------------------------
                                                                                          13,470,751
----------------------------------------------------------------------------------------------------
Environmental Control -- 1.0%
                            Allied Waste North America:
     1,425,000       B+       Company Guaranteed, 10.000% due 8/1/09 ..............        1,457,063
     1,555,000       BB-      Sr. Notes, 8.500% due 12/1/08 .......................        1,593,875
----------------------------------------------------------------------------------------------------
                                                                                           3,050,938
----------------------------------------------------------------------------------------------------
Food -- 4.2%
                            Aurora Foods Inc., Sr. Sub. Notes:
     2,905,000       CCC+     9.875% due 2/15/07 ..................................        2,875,950
       860,000       CCC+     8.750% due 7/1/08 ...................................          808,400
     1,750,000       B-     Carrols Corp., Company Guaranteed,
                              9.500% due 12/1/08 ..................................        1,671,250
       600,000       BB-    Dean Foods Co., Sr. Notes,
                              6.900% due 10/15/17 .................................          488,875
                            Fleming Cos., Inc., Company Guaranteed:
       770,000       B+       10.625% due 7/31/07 .................................          744,975
       425,000       BB-      10.125% due 4/1/08 ..................................          432,438
                            Great Atlantic & Pacific Tea Co.:
     1,260,000       BB       Notes, 7.750% due 4/15/07 ...........................        1,241,100
     1,045,000       BB       Sr. Notes, 9.125% due 12/15/11 ......................        1,078,963
     1,230,000       BB     Land O' Lakes Inc., Sr. Notes,
                              8.750% due 11/15/11 .................................        1,214,625
       990,000       B-     Michael Foods Inc., Sr. Sub. Notes,
                              11.750% due 4/1/11 ..................................        1,084,050
     1,125,000       BBB    Tyson Foods Inc., Notes, 7.000% due 1/15/28 ...........        1,021,294
----------------------------------------------------------------------------------------------------
                                                                                          12,661,920
----------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2002 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Food Services -- 0.8%
     2,660,000       BB+    SC International Services Inc., Company
                              Guaranteed, 9.250% due 9/1/07 .......................      $ 2,314,200
----------------------------------------------------------------------------------------------------
Forest Products and Paper -- 1.7%
     1,040,000       BBB    Bowater Canada Finance, Company Guaranteed,
                              7.950% due 11/15/11 .................................        1,070,760
                            Buckeye Technologies Inc., Sr. Sub. Notes:
       525,000       B+       9.250% due 9/15/08 ..................................          491,531
     1,745,000       B+       8.000% due 10/15/10 .................................        1,526,875
     2,045,000       BBB-   Georgia-Pacific Corp., Notes,
                              7.500% due 5/15/06 ..................................        1,926,689
----------------------------------------------------------------------------------------------------
                                                                                           5,015,855
----------------------------------------------------------------------------------------------------
Healthcare Products -- 1.0%
     1,155,000       B      Physicians Sales & Service, Company Guaranteed,
                              8.500% due 10/1/07 ..................................        1,160,775
     1,050,000       BB     Sola International Inc., Notes,
                              6.875% due 3/15/08 ..................................          907,589
     1,045,000       B-     Universal Hospital Services, Sr. Notes,
                              10.250% due 3/1/08 ..................................        1,013,650
----------------------------------------------------------------------------------------------------
                                                                                           3,082,014
----------------------------------------------------------------------------------------------------
Healthcare Services -- 2.3%
     1,515,000       B-     DaVita Inc., 7.000% due 5/15/09 .......................        1,461,975
                            HEALTHSOUTH Corp., Sr. Notes:
     1,530,000       BBB-     6.875% due 6/15/05 ..................................        1,534,593
     1,040,000       BBB-     8.375% due 10/1/11 ..................................        1,076,400
       950,000       B-     Magellan Health Services Inc., Sr. Sub. Notes,
                              9.000% due 2/15/08 ..................................          788,500
     1,040,000       B      Res-Care Inc., Sr. Notes,
                              10.625% due 11/15/08 ................................        1,054,300
     1,045,000       B+     US Oncology Inc., Sr. Sub. Notes,
                              9.625% due 2/1/12 ...................................          987,525
----------------------------------------------------------------------------------------------------
                                                                                           6,903,293
----------------------------------------------------------------------------------------------------
Holding Companies - Diversified -- 0.1%
       190,000       CCC+   J. Crew Operating Corp., Sr. Sub. Notes,
                              10.375% due 10/15/07 ................................          156,750
----------------------------------------------------------------------------------------------------


14                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2002 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Home Builders -- 2.9%
     1,155,000       B-     Atrium Cos. Inc., Company Guaranteed,
                              10.500% due 5/1/09 ..................................     $  1,103,025
                            DR Horton Inc.:
       685,000       BB       Company Guaranteed, 8.000% due 2/1/09 ...............          695,275
     1,045,000       B+       Sr. Sub. Notes, 9.375% due 3/15/11 ..................        1,078,963
       815,000       BB-    KB Home, Sr. Sub. Notes, 9.500% due 2/15/11 ...........          849,638
     2,300,000       BB+    Lennar Corp., Company Guaranteed,
                              9.950% due 5/1/10 ...................................        2,576,000
       610,000       B      Meritage Corp., Company Guaranteed,
                              9.750% due 6/1/11 ...................................          646,600
       490,000       BB+    Ryland Group Inc., Sr. Notes,
                              9.750% due 9/1/10 ...................................          537,775
     1,035,000       B-     Schuler Homes Inc., Company Guaranteed,
                              10.500% due 7/15/11 .................................        1,117,800
----------------------------------------------------------------------------------------------------
                                                                                           8,605,076
----------------------------------------------------------------------------------------------------
Home Furnishings -- 0.4%
                            Salton Inc.:
       115,000       B        Company Guaranteed,
                                 10.750% due 12/15/05 .............................          116,150
       875,000       B        Sr. Sub. Notes, 12.250% due 4/15/08 .................          918,750
       105,000       B-     Sealy Mattress Co., Company Guaranteed,
                              10.875% due 12/15/07 ................................           99,488
----------------------------------------------------------------------------------------------------
                                                                                           1,134,388
----------------------------------------------------------------------------------------------------
Household Products/Wares -- 0.8%
                            American Greetings:
       740,000       BBB-     Notes, 6.100% due 8/1/28 ............................          611,319
     1,015,000       BB+      Sr. Sub. Notes, 11.750% due 7/15/08 .................          989,625
       845,000       CCC    Remington Products Co. LLC, Sr. Sub. Notes,
                              11.000% due 5/15/06 .................................          701,350
----------------------------------------------------------------------------------------------------
                                                                                           2,302,294
----------------------------------------------------------------------------------------------------
Insurance -- 0.4%
     1,015,000       BB     Markel Capital Trust I, Company Guaranteed,
                              8.710% due 1/1/46 ...................................          715,187
       825,000       BB+    Pxre Capital Trust I, Company Guaranteed,
                              8.850% due 2/1/27 ...................................          431,018
----------------------------------------------------------------------------------------------------
                                                                                           1,146,205
----------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2002 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Lodging -- 6.6%
       525,000       B-     Ameristar Casinos Inc., Company Guaranteed,
                              10.750% due 2/15/09 .................................     $    582,750
     1,355,000       B      Courtyard by Marriott II, Sr. Notes,
                              10.750% due 2/1/08 ..................................        1,399,038
       890,000       BBB-   Hilton Hotels Corp., Sr. Notes,
                              7.950% due 4/15/07 ..................................          901,193
     2,325,000       B      Hollywood Casino Corp., Company Guaranteed,
                              11.250% due 5/1/07 ..................................        2,577,844
     1,310,000       BB-    Host Marriott Corp., Company Guaranteed,
                              7.875% due 8/1/05 ...................................        1,306,725
       935,000       BBB-   ITT Corp., Notes, 6.750% due 11/15/05 .................          938,739
                            Mandalay Resort Group:
     1,445,000       BB-      Sr. Sub. Debentures, 7.625% due 7/15/13 .............        1,264,375
     1,040,000       BB-      Sr. Sub. Notes, 10.250% due 8/1/07 ..................        1,124,500
     1,285,000       BB+    MGM MIRAGE Inc., Company Guaranteed,
                              8.375% due 2/1/11 ...................................        1,346,038
     3,025,000       BB+    Park Place Entertainment Corp., Sr. Sub. Notes,
                              8.125% due 5/15/11 ..................................        3,089,281
     1,140,000       B+     Sun International Hotels Ltd., Company
                              Guaranteed, 8.625% due 12/15/07 .....................        1,142,850
     3,825,000       B-     Venetian Casino Resort LLC, Company
                              Guaranteed, 12.250% due 11/15/04 ....................        4,035,375
----------------------------------------------------------------------------------------------------
                                                                                          19,708,708
----------------------------------------------------------------------------------------------------
Machinery -- Diversified -- 0.7%
     1,035,000       B      Columbus McKinnon Corp., Company
                              Guaranteed 8.500% due 4/1/08 ........................          978,075
       560,000       B      Flowserve Corp., Company Guaranteed,
                              12.250% due 8/15/10 .................................          635,600
       665,000(EUR)  B+     The Manitowoc Co. Inc., Company Guaranteed,
                              10.375% due 5/15/11 (b) .............................          610,373
----------------------------------------------------------------------------------------------------
                                                                                           2,224,048
----------------------------------------------------------------------------------------------------
Media -- 13.0%
       545,000       CCC+   Ackerley Group Inc., Sr. Sub. Notes,
                              9.000% due 1/15/09 ..................................          594,050
                            Adelphia Communications Corp., Sr. Notes:
       730,000       B+       10.250% due 11/1/06 .................................          755,550
       365,000       B+       9.875% due 3/1/07 ...................................          368,650
       515,000       B+       10.250% due 6/15/11 .................................          533,025


16                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2002 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Media -- 13.0% (continued)
     2,065,000       CCC+   Callahan Nordrhein-Westfalia, Sr. Discount
                              Notes, 16.000% due 7/15/10 ..........................     $    278,775
                            Century Communications:
     5,815,000       B+       Sr. Discount Notes, zero coupon due 1/15/08 .........        3,023,800
     1,790,000       B+       Sr. Notes, 8.750% due 10/1/07 .......................        1,740,775
                            Charter Communications Holdings, LLC:
     4,835,000       B+       Sr. Discount Notes, 11.750% due 1/15/10 .............        3,311,975
       925,000       B+       Sr. Notes, 11.125% due 1/15/11 ......................          936,563
     5,265,000       B+       Step bond to yield 13.500% due 1/15/11 ..............        3,422,250
     4,370,000       B+       Step bond to yield 11.750% due 5/15/11 ..............        2,545,525
     1,020,000       BB-    CSC Holdings Inc., Sr. Sub. Debentures,
                              10.500% due 5/15/16 .................................        1,116,900
     1,045,000       B+     Echostar DBS Corp., Sr. Notes,
                              9.375% due 2/1/09 ...................................        1,078,963
     2,820,000       B-     Emmis Escrow Corp., Sr. Discount Notes,
                              12.500% due 3/15/11 .................................        2,072,700
     1,310,000       B+     Garden State Newspapers Inc., Sr. Sub. Notes,
                              8.750% due 10/1/09 ..................................        1,310,000
                            Hollinger International Publishing,
                              Company Guaranteed:
       775,000       B+          9.250% due 2/1/06 ................................          800,188
     1,245,000       B+          9.250% due 3/15/07 ...............................        1,285,463
     1,125,000       B-     Insight Communications Co., Sr. Discount Notes,
                              12.250% due 2/15/11 .................................          675,000
       910,000       B-     LIN Holdings Corp., Sr. Discount Notes,
                              step bond to yield 10.000% due 3/1/08 ...............          780,675
       930,000       B+     Mediacom Broadband LLC, Company
                              Guaranteed, 11.000% due 7/15/13 .....................        1,023,000
       225,000(EUR)  CCC+   ONO Finance PLC, Sr. Notes,
                              14.000% due 7/15/10 .................................          101,486
                            Paxson Communications Corp.:
     1,030,000       B-       Company Guaranteed, 10.750% due 7/15/08 .............        1,117,550
       825,000       B-       Sr. Discount Notes, step bond to yield
                                 12.250% due 1/15/09 ..............................          567,188
       525,000       CCC+   Pegasus Communications Corp., Sr. Notes,
                              9.750% due 12/1/06 ..................................          385,875
     4,465,000       BB-    Rogers Cablesystems Ltd., Company Guaranteed,
                              11.000% due 12/1/15 .................................        4,967,313


                       See Notes to Financial Statements.                     17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2002 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Media -- 13.0% (continued)
       775,000       B      Sinclair Broadcast Group Inc., Sr. Sub. Notes,
                              8.750% due 12/15/11 .................................     $    817,625
       515,000       B-     Spanish Broadcasting System, Company
                              Guaranteed, 9.625% due 11/1/09 ......................          531,738
       865,000(GBP)  B      Telewest Communications, Sr. Notes,
                              5.250% due 2/19/07 (b) ..............................          642,251
       680,000       CCC+   Xm Satellite Radio Inc., Secured Notes,
                              14.000% due 3/15/10 .................................          493,000
                            Young Broadcasting Inc.:
       520,000       B-       Company Guaranteed, 10.000% due 3/1/11 ..............          525,200
     1,035,000       B        Sr. Notes, 8.500% due 12/15/08 ......................        1,084,163
----------------------------------------------------------------------------------------------------
                                                                                          38,887,216
----------------------------------------------------------------------------------------------------
Mining -- 0.6%
       820,000       BBB    Newmont Mining Corp. Holding Co., Notes,
                              8.625% due 5/15/11 ..................................          860,568
     1,030,000       BBB-   Phelps Dodge Corp., Sr. Notes,
                              8.750% due 6/1/11 ...................................          994,704
----------------------------------------------------------------------------------------------------
                                                                                           1,855,272
----------------------------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 1.7%
     1,040,000       CCC+   Hexcel Corp., Sr. Sub. Notes,
                              9.750% due 1/15/09 ..................................          639,600
     1,990,000       B+     Louisiana-Pacific Corp., Sr. Sub. Notes,
                              10.875% due 11/15/08 ................................        2,009,900
     2,335,000       CCC+   Park-Ohio Industries Inc., Sr. Sub. Notes,
                              9.250% due 12/1/07 ..................................        1,552,775
       835,000       B-     Tekni-Plex Inc., Company Guaranteed,
                              12.750% due 6/15/10 .................................          860,050
----------------------------------------------------------------------------------------------------
                                                                                           5,062,325
----------------------------------------------------------------------------------------------------
Office Equipment -- 0.3%
     1,095,000       BB     Xerox Corp., Notes, 5.250% due 12/15/03 ...............          958,125
----------------------------------------------------------------------------------------------------
Oil and Gas -- 3.6%
     2,245,000       B+     Forest Oil Corp., Company Guaranteed,
                              10.500% due 1/15/06 .................................        2,407,763
       750,000       B      Houston Exploration Co., Sr. Sub. Notes,
                              8.625% due 1/1/08 ...................................          753,750
       235,000       B-     Parker Drilling Co., 5.500% due 8/1/04 ................          211,206


18                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2002 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Oil and Gas -- 3.6% (continued)
       835,000       BB-    Pennzoil-Quaker State Co., Sr. Notes,
                              10.000% due 11/1/08 .................................     $    893,450
       430,000       B      Plains Resources Inc., Company Guaranteed,
                              10.250% due 3/15/06 .................................          445,050
     2,695,000       BB+    Pride International Inc., Sr. Notes,
                              10.000% due 6/1/09 ..................................        2,897,125
     1,030,000       CCC    RAM Energy Inc., Sr. Notes,
                              11.500% due 2/15/08 .................................          726,150
       720,000       B-     Range Resources Corp., Company Guaranteed,
                              8.750% due 1/15/07 ..................................          716,400
     1,425,000       B+     Stone Energy Corp., Company Guaranteed,
                              8.750% due 9/15/07 ..................................        1,460,625
       415,000       BB-    Vintage Petroleum Inc., Sr. Sub. Notes,
                              9.750% due 6/30/09 ..................................          402,550
----------------------------------------------------------------------------------------------------
                                                                                          10,914,069
----------------------------------------------------------------------------------------------------
Oil and Gas Services -- 0.6%
     1,100,000       BB     Compagnie Generale de Geophysique S.A.,
                              Sr. Notes, 10.625% due 11/15/07 .....................        1,123,375
       845,000       BB-    SESI, LLC, Company Guaranteed,
                              8.875% due 5/15/11 ..................................          806,975
----------------------------------------------------------------------------------------------------
                                                                                           1,930,350
----------------------------------------------------------------------------------------------------
Packaging and Containers -- 2.0%
     2,060,000       BB     Owens-Brockway Glass Inc., Secured Notes,
                              8.875% due 2/15/09 ..................................        2,106,350
     1,955,000       B+     Owens-Illinois Inc., Sr. Notes,
                              7.150% due 5/15/05 ..................................        1,857,250
       150,000       B-     Pliant Corp., Company Guaranteed,
                              13.000% due 6/1/10 ..................................          159,750
       935,000       BBB    Sealed Air Corp., Notes, 6.950% due 5/15/09 ...........          884,713
     1,075,000       B-     Sweetheart Cup Co., Sr. Sub. Notes,
                              10.500% due 9/1/03 ..................................        1,048,125
----------------------------------------------------------------------------------------------------
                                                                                           6,056,188
----------------------------------------------------------------------------------------------------
Pharmaceuticals -- 0.6%
                            Alaris Medical Systems Inc.:
     1,405,000       B-       Company Guaranteed, 9.750% due 12/1/06 ..............        1,355,825
       520,000       B+       Secured Notes, 11.625% due 12/1/06 ..................          572,000
----------------------------------------------------------------------------------------------------
                                                                                           1,927,825
----------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2002 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Pipelines -- 0.3%
       750,000       BB-    Leviathan Gas Pipeline Partners/Leviathan
                              Financial Corp., Company Guaranteed,
                              10.375% due 6/1/09 ..................................       $  798,750
----------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.6%
     1,760,000       BB-    Host Marriott LP, Sr. Notes,
                              9.500% due 1/15/07 ..................................        1,856,800
----------------------------------------------------------------------------------------------------
Retail -- 1.4%
                            J.C. Penney Co. Inc.:
       520,000       BBB-     Debentures, 6.900% due 8/15/26 ......................          502,001
       785,000       BBB-     Notes, 6.125% due 11/15/03 ..........................          758,864
                            The Pep Boys - Manny, Moe & Jack, Notes:
       530,000       BB-      6.710% due 11/3/04 ..................................          501,513
       560,000       BB-      6.520% due 7/16/07 ..................................          560,700
       707,000       BB     Saks Inc., Company Guaranteed,
                              9.875% due 10/1/11 ..................................          707,000
     1,080,000       B+     Sbarro Inc., Company Guaranteed,
                              11.000% due 9/15/09 .................................        1,101,600
----------------------------------------------------------------------------------------------------
                                                                                           4,131,678
----------------------------------------------------------------------------------------------------
Savings and Loans -- 1.4%
     3,200,000       CCC    Ocwen Capital Trust I, Company Guaranteed,
                              10.875% due 8/1/27 ..................................        2,576,000
     1,630,000       B      Ocwen Financial Corp., Notes,
                              11.875% due 10/1/03 .................................        1,621,850
----------------------------------------------------------------------------------------------------
                                                                                           4,197,850
----------------------------------------------------------------------------------------------------
Semiconductors -- 2.6%
     1,055,000       B-     Amkor Technology Inc., Sub. Notes,
                              5.000% due 3/15/07 ..................................          684,431
     1,325,000       B      Cypress Semiconductor Corp., Sub. Notes,
                              3.750% due 7/1/05 ...................................        1,121,281
     2,420,000       B      Fairchild Semiconductor International Inc.,
                              Sr. Sub. Notes, 10.125% due 3/15/07 .................        2,528,900
     1,670,000       B      LSI Logic Corp., Sr. Notes, 4.000% due 2/15/05 ........        1,423,675
     1,460,000       B-     TriQuint Semiconductor Inc., Sub. Notes,
                              4.000% due 3/1/07 ...................................        1,063,975
     1,230,000       B-     Vitesse Semiconductor Corp., Sub. Notes,
                              4.000% due 3/15/05 ..................................          987,075
----------------------------------------------------------------------------------------------------
                                                                                           7,809,337
----------------------------------------------------------------------------------------------------


20                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2002 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Telecommunications -- 7.7%
       940,000       CCC    AirGate PCS Inc., Sr. Sub. Notes,
                              13.500% due 10/1/09 .................................     $    512,300
     1,360,000       CCC    Alamosa Holdings Inc., Company Guaranteed,
                              step bond to yield 12.875% due 2/15/10 ..............          523,600
     1,790,000(EUR)  B+     Colt Telecom Group PLC, 2.000% due 4/3/07 .............          653,085
                            Crown Castle International Corp.:
       540,000       B        Sr. Discount Notes, step bond to yield
                                 10.375% due 5/15/11 ..............................          256,500
     2,075,000       B        Sr. Notes, 10.750% due 8/1/11 .......................        1,639,250
       710,000       B3*    Dobson/Sygnet Communications Co., Sr. Notes,
                              12.250% due 12/15/08 ................................          670,950
     2,620,000       B      EchoStar Broadband Corp., Sr. Notes,
                              10.375% due 10/1/07 .................................        2,770,650
     1,835,000       B+     EchoStar DBS Corp., Sr. Notes,
                              9.125% due 1/15/09 ..................................        1,869,406
                            FLAG Telecom Holdings Ltd.:
     1,485,000(EUR)  D        11.625% due 3/30/10 .................................          167,162
     1,020,000       CCC-     Sr. Notes, 11.625% due 3/30/10 ......................          137,700
       940,000       B-     GT Group Telecommunications Inc.,
                              Sr. Discount Notes, 13.250% due 2/1/10 ..............           65,800
       895,000       CCC    Horizon PCS Inc., Company Guaranteed,
                              step bond to yield 14.000% due 10/1/10 ..............          259,550
       720,000       CCC    IWO Holdings Inc., Company Guaranteed,
                              14.000% due 1/15/11 .................................          543,600
                            Metromedia Fiber Network Inc.:
     1,625,000       CC       Sr. Notes, 10.000% due 11/15/08 .....................          398,125
     1,990,000       NR       Sr. Secured Notes, 14.000% due 3/15/07 ..............        1,343,250
     2,680,000       B-     Millicom International Cellular S.A.,
                              step bond to yield 13.500% due 6/1/06 ...............        1,594,600
                            Nextel Communications Inc., Sr. Discount Notes:
     2,120,000       B        Step bond to yield 10.650% due 9/15/07 ..............        1,340,900
     5,050,000       B        Step bond to yield 9.950% due 2/15/08 ...............        2,790,125
     1,565,000       B      PanAmSat Corp., Company Guaranteed,
                              8.500% due 2/1/12 ...................................        1,565,000
       525,000       CCC+   Pegasus Satellite Communications Inc.,
                              Sr. Discount Notes, step bond to yield
                              13.500% due 3/1/07 ..................................          244,125


                       See Notes to Financial Statements.                     21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2002 (continued)

   Face
   Amount+          Rating(a)                      Security                                Value
----------------------------------------------------------------------------------------------------
Telecommunications -- 7.7% (continued)
     2,880,000       CC     Song Networks N.V., Sr. Notes,
                              13.000% due 5/15/09 .................................       $  403,200
     1,185,000       B      Telewest Communications PLC, Debentures,
                              11.000% due 10/1/07 .................................          657,675
     1,400,000       B-     Time Warner Telecom Inc., Sr. Notes,
                              9.750% due 7/15/08 ..................................          896,000
                            VoiceStream Wireless Corp./VoiceStream
                              Wireless Holding Corp.:
       965,000       A-          Sr. Discount Notes, 10.375% due 11/15/09 .........          815,425
       726,573       A-          Sr. Notes, 10.375% due 11/15/09 ..................          802,863
----------------------------------------------------------------------------------------------------
                                                                                          22,920,841
----------------------------------------------------------------------------------------------------
Toys, Games and Hobbies -- 0.7%
     2,750,000       BB     Hasbro Inc., Debentures, 6.600% due 7/15/28 ...........        2,017,813
----------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS AND NOTES
                            (Cost -- $304,799,004) ................................      287,215,495
====================================================================================================
   Shares                                               Security                           Value
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.4%
----------------------------------------------------------------------------------------------------
Aerospace and Defense -- 0.0%
         1,050              Northrop Grumman Corp. ................................          123,113
----------------------------------------------------------------------------------------------------
Telecommunications -- 0.4%
         1,725              Broadwing Communications ..............................          866,813
        12,000              Crown Castle International Corp. ......................          207,000
            66              Dobson Communications Corp., 13.000%,
                              Payment-in-kind .....................................            5,611
         3,500              Global Crossing Holdings Ltd. (c) .....................            7,438
----------------------------------------------------------------------------------------------------
                                                                                           1,086,862
----------------------------------------------------------------------------------------------------
                            TOTAL PREFERRED STOCK
                            (Cost -- $2,517,139) ..................................        1,209,975
====================================================================================================
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.1%
----------------------------------------------------------------------------------------------------
Electrical Systems -- 0.0%
         2,968              Viasystems, Inc., Series B ............................               30
----------------------------------------------------------------------------------------------------
Electronic Components -- 0.0%
         2,600              Motorola, Inc. ........................................          107,796
----------------------------------------------------------------------------------------------------


22                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2002 (continued)

   Shares                                          Security                                Value
----------------------------------------------------------------------------------------------------
Food - Major Diversified -- 0.1%
        38,785              Aurora Foods Inc. .....................................     $    162,897
----------------------------------------------------------------------------------------------------
Telecommunications -- 0.0%
         2,304              Crown Castle International Corp. ......................           14,308
           750              Jazztel PLC ...........................................                0
        37,032              McLeodUSA Inc. ........................................            3,703
        12,250              Pagemart Nationwide Inc. ..............................              123
----------------------------------------------------------------------------------------------------
                                                                                              18,134
----------------------------------------------------------------------------------------------------
                            TOTAL COMMON STOCK
                            (Cost -- $309,799) ....................................          288,857
====================================================================================================
       Warrants                                    Security                                Value
----------------------------------------------------------------------------------------------------
WARRANTS(d) -- 0.0%
----------------------------------------------------------------------------------------------------
Internet Services -- 0.0%
         1,005              Cybernet Internet Services International Inc.,
                              Expire 7/1/09 .......................................                2
         3,630              WAM!Net Inc., Expire 3/1/05 ...........................               36
----------------------------------------------------------------------------------------------------
                                                                                                  38
----------------------------------------------------------------------------------------------------
Packaging and Containers -- 0.0%
           150              Pliant Corp., Expire 6/1/10 ...........................              338
----------------------------------------------------------------------------------------------------
Telecommunications -- 0.0%
           940              GT Group Telecom Inc., Expire 2/1/10 ..................            4,230
           695              Horizon PCS Inc., Expire 10/1/10 ......................           20,937
         4,125              Iridium World Communications Inc.,
                              Expire 7/15/05 ......................................               41
           720              IWO Holdings Inc., Expire 1/15/11 .....................           28,890
         1,040              Merrill Corp., Expire 5/1/09 ..........................              104
        24,840              Pagemart Inc., Expire 12/31/03 ........................              248
         4,125              RSL Communications Ltd., Expire 11/15/06 ..............              580
         8,625              UIH Australia/Pacific Inc., Expire 5/15/06 ............               86
----------------------------------------------------------------------------------------------------
                                                                                              55,116
----------------------------------------------------------------------------------------------------
                            TOTAL WARRANTS
                            (Cost -- $703,823) ....................................           55,492
====================================================================================================


                       See Notes to Financial Statements.                     23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2002 (continued)

   Face
   Amount                                          Security                                Value
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.6%
----------------------------------------------------------------------------------------------------
$   10,838,000              Morgan Stanley Dean Witter & Co.,
                              1.830% due 3/1/02; Proceeds at maturity --
                              $10,838,551; (Fully collateralized by
                              U.S. Treasury Strips and Notes, 0.000% to
                              6.500% due 5/15/02 to 8/15/25; Market
                              value -- $11,054,760) (Cost -- $10,838,000) .........     $ 10,838,000
====================================================================================================
                            TOTAL INVESTMENTS -- 100%
                            (Cost -- $319,167,765**) ..............................     $299,607,819
====================================================================================================

+     Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)   Security is in default.
(d)   Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 26 for definitions of ratings.

      Currency abbreviations used in this schedule:
      ---------------------------------------------
      EUR -- Euro
      GBP -- British Pound


24                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF BONDS BY COMBINED RATINGS
--------------------------------------------------------------------------------

February 28, 2002 (unaudited)

--------------------------------------------------------------------------------
                                                                   % of
                                                              Total Corporate
     Moody's        and/or        Standard & Poor's           Bonds and Notes
 -----------------------------------------------------------------------------
       Aa                                AA                         0.2%
        A                                 A                         1.5
       Baa                               BBB                        7.2
       Ba                                BB                        28.0
        B                                 B                        54.6
       Caa                               CCC                        6.0
       Ca                                CC                         0.3
        D                                 D                         0.1
       NR                                NR                         2.1
                                                                  -----
                                                                  100.0%
                                                                  =====


                                                                              25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B,  -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance,
CCC,       as predominantly speculative with respect to capacity to pay interest
CC, C and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.
D       -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B       -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca      -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

February 28, 2002

----------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $319,167,765) ..................    $ 299,607,819
  Cash ..........................................................              869
  Interest and dividends receivable .............................        6,589,878
  Receivable for open forward foreign currency contracts (Note 5)           98,835
  Receivable for securities sold ................................          434,590
----------------------------------------------------------------------------------
  Total Assets ..................................................      306,731,991
----------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased ..............................        1,646,401
  Investment advisory fee payable ...............................          226,604
  Administration fee payable ....................................           47,255
  Accrued expenses ..............................................          119,862
----------------------------------------------------------------------------------
  Total Liabilities .............................................        2,040,122
----------------------------------------------------------------------------------
Total Net Assets ................................................    $ 304,691,869
==================================================================================
NET ASSETS:
  Par value of capital shares ...................................    $      44,548
  Capital paid in excess of par value ...........................      527,030,536
  Overdistributed net investment income .........................         (620,090)
  Accumulated net realized loss from security transactions and
    foreign currencies ..........................................     (202,298,897)
  Net unrealized depreciation of investments and
    foreign currencies ..........................................      (19,464,228)
----------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $6.84 per share on 44,548,236
  shares of $0.001 par value outstanding;
  500,000,000 shares authorized) ................................    $ 304,691,869
==================================================================================


                       See Notes to Financial Statements.                     27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended February 28, 2002

--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest ...................................................     $ 39,710,227
  Dividends ..................................................          600,130
--------------------------------------------------------------------------------
  Total Investment Income ....................................       40,310,357
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2) ...........................        2,992,110
  Administration fee (Note 2) ................................          664,913
  Shareholder and systems servicing fees .....................          143,570
  Shareholder communications .................................          107,803
  Audit and legal ............................................           63,907
  Directors' fees ............................................           48,905
  Registration fees ..........................................           38,894
  Custody ....................................................           29,919
  Other ......................................................           29,919
--------------------------------------------------------------------------------
  Total Expenses .............................................        4,119,940
--------------------------------------------------------------------------------
Net Investment Income ........................................       36,190,417
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities) ..      (86,812,432)
    Foreign currency transactions ............................           77,633
--------------------------------------------------------------------------------
  Net Realized Loss ..........................................      (86,734,799)
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation (Note 1) ...........          636,679
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies ...............      (86,098,120)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations .......................     $(49,907,703)
================================================================================


28                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended February 28,

----------------------------------------------------------------------------------------
                                                            2002              2001
                                                        -------------     -------------
OPERATIONS:
  Net investment income ............................    $  36,190,417     $  41,996,303
  Net realized loss ................................      (86,734,799)      (46,292,271)
  (Increase) decrease in net unrealized depreciation          636,679        (4,881,540)
----------------------------------------------------------------------------------------
  Decrease in Net Assets From Operations ...........      (49,907,703)       (9,177,508)
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ............................      (36,240,622)      (42,023,337)
  Capital ..........................................       (1,536,340)               --
----------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders ..................      (37,776,962)      (42,023,337)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net asset value of shares issued for
    reinvestment of dividends ......................        9,096,239         2,824,189
  Treasury stock acquired ..........................               --        (3,364,408)
----------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions ........................        9,096,239          (540,219)
----------------------------------------------------------------------------------------
Decrease in Net Assets .............................      (78,588,426)      (51,741,064)

NET ASSETS:
  Beginning of year ................................      383,280,295       435,021,359
----------------------------------------------------------------------------------------
  End of year* .....................................    $ 304,691,869     $ 383,280,295
========================================================================================
* Includes undistributed (overdistributed) net
  investment income of: ............................    $    (620,090)    $     686,021
========================================================================================


                       See Notes to Financial Statements.                     29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. Significant Accounting Policies

      Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At February 28, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Certain prior year numbers have been restated to reflect current year's presentation.


30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2001. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective March 1, 2001. This change does not effect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended February 28, 2002, interest income decreased by $322,455, net realized loss decreased by $652,643 and net unrealized depreciation increased by $330,188. In addition, the Fund recorded an adjustment to decrease the cost of securities and increase accumulated overdistributed net investment income by $750,403 to reflect the cumulative effect of this change.

      The Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

      2. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Smith Barney Fund Management LLC("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

      SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Citigroup or its affiliates.

      3. Investments

      During the year ended February 28, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                                           $254,060,473
--------------------------------------------------------------------------------
Sales                                                                261,882,889
================================================================================


                                                                              31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      At February 28, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 13,359,937
Gross unrealized depreciation                                       (32,919,883)
--------------------------------------------------------------------------------
  Net unrealized depreciation                                      $(19,559,946)
================================================================================

      4. Repurchase Agreements

      The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

      5. Forward Foreign Currency Contracts

      At February 28, 2002, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gains on the contracts reflected in the accompanying financial statements were as follows:

                         Local          Market        Settlement     Unrealized
Foreign Currency       Currency          Value           Date           Gain
================================================================================
To Sell:
British Pound           486,158       $  682,795       6/19/02        $18,722
Euro                  3,474,856        2,996,368       6/12/02         67,933
Euro                    220,500          190,137       6/12/02          5,468
Euro                    391,388          337,493       6/12/02          6,712
--------------------------------------------------------------------------------
Net Unrealized Gain on Open Forward
  Foreign Currency Contracts                                          $98,835
================================================================================

      6. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.


32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At February 28, 2002, the Fund did not hold any futures contracts.

      7. Option Contracts

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At February 28, 2002, the Fund did not hold any purchased call or put option contracts.

      When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.

      When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the year ended February 28, 2002, the Fund did not enter into any written covered call or put option contracts.


                                                                              33
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      8. Payment-in-Kind Securities

      The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK securities carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK security defaults, the Fund may obtain no return at all on its investment.

      9. Capital Loss Carryforward

      At February 28, 2002, the Fund had, for Federal income tax purposes, approximately $182,922,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                   2003         2004         2005        2007         2008          2009          2010
==========================================================================================================
Carryforward
  Amounts       $9,404,000   $18,115,000   $239,000   $2,616,000   $27,185,000   $37,823,000   $87,540,000
==========================================================================================================

      10. Capital Shares

      Capital stock transactions were as follows:

                                         Year Ended                 Year Ended
                                      February 28, 2002         February 28, 2001
                                     -------------------       --------------------
                                   Shares        Amount       Shares         Amount
======================================================================================
Shares issued on reinvestment     1,199,659    $9,096,239     325,973     $ 2,824,189
Treasury stock reacquired                --            --    (409,500)     (3,364,408)
--------------------------------------------------------------------------------------
Net Increase (Decrease)           1,199,659    $9,096,239     (83,527)    $  (540,219)
======================================================================================

      On November 16, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 1,213,500 shares with a total cost of $10,210,959. For the year ended February 28, 2002, the Fund did not repurchase shares.


34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

------------------------------------------------------------------------------------------------------------------
                                           2002(1)          2001           2000(2)          1999           1998
==================================================================================================================
Net Asset Value,
  Beginning of Year                       $    8.84      $   10.02        $   10.73      $   11.87      $   11.59
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)(4)                  0.82           0.97             1.00           1.01           1.09
  Net realized and
    unrealized gain (loss)(4)                 (1.96)         (1.18)           (0.76)         (1.12)          0.28
------------------------------------------------------------------------------------------------------------------
   Total Income (Loss) From Operations        (1.14)         (0.21)            0.24          (0.11)          1.37
------------------------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                              --           0.01             0.03             --             --
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.82)         (0.98)           (0.98)         (1.03)         (1.09)
  Capital                                     (0.04)            --               --             --             --
------------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.86)         (0.98)           (0.98)         (1.03)         (1.09)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $    6.84      $    8.84        $   10.02      $   10.73      $   11.87
------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(5)                            (11.87)%        24.22%          (13.40)%        (2.44)%        10.96%
------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(5)                         (13.32)%        (1.06)%           3.89%         (0.72)%        12.43%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)        $     305      $     383        $     435      $     475      $     523
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                  1.24%          1.20%            1.15%          1.17%          1.18%
  Net investment income(4)                    10.86          10.59             9.62           9.03           9.19
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          81%            65%              80%            84%            94%
------------------------------------------------------------------------------------------------------------------
Market Value, End of Year                 $   7.080      $   9.000        $   8.125      $  10.438      $  11.750
==================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the year ended February 29, 2000.
(3) The investment adviser has waived a portion of its fees for the year ended February 29, 2000. If such fees had not been waived, the per share decrease in net investment income and actual expense ratio would have been $0.00* and 1.18%, respectively.
(4)   Without the adoption of the change in the accounting method discussed in
      Note 1, those amounts would have been $0.83, $1.97 and 10.96% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.
(5) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01 per share.


                                                                              35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of the Managed High Income Portfolio Inc.:

--------------------------------------------------------------------------------

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Managed High Income Portfolio Inc. ("Fund") as of February 28, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                     KPMG LLP


New York, New York
April 15, 2002


36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Information about Directors and Officers

The business and affairs of the Managed High Income Portfolio Inc. ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Executive Officers of the Investment Company is set forth below.

                                                                                   Number of
                                            Term of                               Investment
                                            Office*                                Companies
                                              and           Principal               in Fund             Other
                             Position(s)    Length        Occupation(s)             Complex         Directorships
Name, Address                 Held with     of Time        During Past             Overseen            Held by
and Age                         Fund        Served           5 Years              by Director         Director
-------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:

Allan J. Bloostein            Director       Since      President,                    14                None
717 Fifth Avenue              Class I        1993       Allan J. Bloostein
21st Floor                                              Associates
New York, NY 10022
Age 72

Dwight B. Crane               Director       Since      Professor, Harvard            23            Director of
Harvard Business School       Class III      1993       Business School                             Micro Forum, Inc.
Soldiers Field Road
Horgan Hall #375
Boston, MA 02163
Age 64

Paulo M. Cucchi               Director       Since      Vice President and             7                None
Drew University               Class III      1993       Dean of College of
108 Brothers College                                    Liberal Arts at
Madison, NJ 07940                                       Drew University
Age 60

Robert A. Frankel             Director       Since      Managing Partner of            9                None
8 John Walsh Blvd.            Class II       2000       Robert A. Frankel
Peekskill, NY 10566                                     Management
Age 75                                                  Consultants

Dr. Paul Hardin               Director       Since      Chancellor Emeritus            7                None
12083 Morehead                Class I        1993       and Professor of Law
Chapel Hill, NC 27514                                   at the University of
Age 71                                                  North Carolina at
                                                        Chapel HIll

William R. Hutchinson         Director       Since      President, WR                  7            Director of Associate
535 N. Michigan               Class III      1993       Hutchinson &                                Bank and Associated
Suite 1012                                              Associates, Inc.;                           Banc-Corp.
Chicago, IL 60611                                       formerly Group
Age 59                                                  Vice President,
                                                        Mergers &
                                                        Acquisitions BP
                                                        Amoco

George M. Pavia               Director       Since      Senior Partner,                7                None
600 Madison Avenue            Class II       1993       Pavia & Harcourt
New York, NY 10022                                      Attorneys
Age 73


                                                                              37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                                   Number of
                                            Term of                               Investment
                                            Office*                                Companies
                                              and           Principal               in Fund             Other
                             Position(s)    Length        Occupation(s)             Complex         Directorships
Name, Address                 Held with     of Time        During Past             Overseen            Held by
and Age                         Fund        Served           5 Years              by Director         Director
-------------------------------------------------------------------------------------------------------------------------
Interested Directors:

Heath B. McLendon             Director       Since      Managing Director             74                None
Salomon Smith Barney Inc.     Class II/      1993       of Salomon Smith
125 Broad Street              Chairman                  Barney Inc. ("SSB");
9th Floor                     Also serves               President and Director
New York, NY 10004            as President              of Smith Barney Fund
Age 68                                                  Management LLC
                                                        ("SBFM") and
                                                        Travelers Investment
                                                        Adviser, Inc. ("TIA")
----------
*     The Board is divided into three classes. Each class of directors is elected to a three year term or until a director's successor had been duly elected and qualified.

Officers:

Lewis E. Daidone              Senior Vice    Since      Managing Director of          N/A                N/A
Salomon Smith Barney Inc.     President      1994       SSB; Chief Financial
125 Broad Street              and                       Officer of the Smith
11th Floor                    Treasurer                 Barney Mutual Funds;
New York, NY 10004                                      Director and Senior
Age 44                                                  Vice President of
                                                        SBFM and TIA

John C. Bianchi, CFA          Vice Presi-    Since      Managing Director             N/A                N/A
Salomon Smith Barney Inc.     dent and       1993       Director of SBFM
333 W 34th Street             Investment
2nd Floor                     Officer
New York, NY 10001
Age 46

Christina T. Sydor            Secretary      Since      Managing Director of          N/A                N/A
Salomon Smith Barney Inc.                    1994       SSB; General Counsel
300 First Stamford Place                                and Secretary of SBFM
4th Floor                                               and TIA
Stamford, CT 06902
Age 51

Irving P. David               Controller     Since      Director of SSB               N/A                N/A
Salomon Smith Barney Inc.                    1996
125 Broad Street, 10th Floor
New York, NY 10004
Age 40


38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

--------------------------------------------------------------------------------
                                                                      Dividend
                             NYSE         Net Asset    Dividend     Reinvestment
                         Closing Price      Value        Paid           Price
================================================================================
March 31, 2000               $8.250         $9.74       $0.081          $8.21
April 30, 2000                8.188          9.65        0.081           8.18
May 31, 2000                  8.375          9.40        0.081           8.49
June 30, 2000                 8.625          9.54        0.081           8.70
July 31, 2000                 8.813          9.47        0.081           8.90
August 31, 2000               8.938          9.44        0.081           8.95
September 29, 2000            8.688          9.13        0.081           8.61
October 31, 2000              8.000          8.69        0.081           8.07
November 30, 2000             7.500          8.07        0.081           7.62
December 29, 2000             8.437          8.33        0.082           8.32
January 31, 2001              9.350          8.86        0.082           8.82
February 28, 2001             9.000          8.84        0.082           8.85
March 30, 2001                9.110          8.40        0.082           8.53
April 30, 2001                8.210          8.21        0.079           8.67
May 31, 2001                  8.530          8.16        0.079           8.17
June 30, 2001                 8.240          7.67        0.077           7.64
July 31, 2001                 8.270          7.63        0.077           7.75
August 31, 2001               7.580          7.56        0.077           7.54
September 28, 2001            6.960          6.94        0.067           6.96
October 31, 2001              6.880          6.99        0.067           7.02
November 30, 2001             7.420          7.23        0.067           7.20
December 31, 2001             7.120          7.09        0.063           7.06
January 31, 2002              7.430          7.03        0.063           7.07
February 28, 2002             7.080          6.84        0.063           6.88
================================================================================


                                                                              39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend-paying agent.

      If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

      If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent


40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. PFPC will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      PFPC will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by PFPC on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                              -------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      For Federal tax purposes the Fund hereby designates for the fiscal year ended February 28, 2002:

      o     A corporate dividends received deduction of 0.55%.


42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       Managed
                                                       HIGH INCOME
                                                            PORTFOLIO INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Directors

Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
Heath B. McLendon, Chairman
George M. Pavia

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi, CFA
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

Smith Barney Fund Management LLC
333 West 34th Street
New York, New York 10001

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

--------------------------------------------------------------------------------

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0882 4/02

--------------------------------------------------------------------------------